EXHIBIT 32

GOLD HILL RESOURCES, INC.

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,

UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officer of Gold Hill Resources, Inc. (the “Company”), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the period ended July 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), to the best of the undersigned’s knowledge that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of  1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

September 12, 2013

/s/ Wayne Good
Name: Wayne Good Title: Chief Executive Officer

September 12, 2013

/s/ Eric Stoppenhagen
Name: Eric Stoppenhagen Title: CFO